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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                             --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                  May 8, 1996
                                 Date of Report
                       (Date of earliest event reported)


                          NASHVILLE COUNTRY CLUB, INC.
               (Exact name of registrant as specified in charter)


         Tennessee                 0-22582                    62-1535897
(State or other jurisdiction     (Commission                 (IRS Employer
     of incorporation)           File Number)             Identification No.)


                          402 Heritage Plantation Way
                           Hickory Valley, Tennessee
                    (Address of principal executive offices)

                                     38042
                                   (Zip Code)


                                 (901) 764-2300
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)(1) Previous independent accountants

       (i) On May 8, 1996, the Registrant dismissed Ernst & Young LLP as its independent accountants.

       (ii) The reports of Ernst & Young LLP on the Registrant's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except the 1995 Report of Ernst & Young LLP contains an explanatory paragraph with respect to a going concern uncertainty.

       (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

       (iv) In connection with its audits for the Registrant's two most recent fiscal years and all interim periods through May 8, 1996, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference thereto in their report on the Registrant's financial statements for such years and/or periods.

       (v) The Registrant has requested that Ernst & Young LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. Pursuant to Item 304(a)(3) of Regulation S-B, a copy of such letter will be filed by amendment to this Form 8-K.

(a)(2) New independent accountants

       (i)    The Registrant engaged Ehrhardt Keefe Steiner & Hottman P.C. as
              its new independent accountants as of May 8, 1996.   During the
              Registrant's two most recent fiscal years and through May 8, 1996, no consultations have occurred between the Registrant and Ehrhardt Keefe Steiner & Hottman P.C. which concerned the subject matter of a disagreement with Ernst & Young LLP. On January 11, 1996, the Registrant engaged Ehrhardt Keefe Steiner & Hottman PC to audit the financial statements for the two most recent fiscal years of an acquired business for inclusion in a registration statement on Form SB-2. As part of that engagement, Ehrhardt Keefe Steiner & Hottman P.C. has concluded that any oral advice rendered to the Registrant on the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the Registrant's financial statements (no written reports have been provided), was not
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              an important factor considered by the Registrant in reaching a decision as to the applicable accounting, auditing or financial reporting issue.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following exhibit will be filed by amendment to this Form 8-K:

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                                                                   Sequential Page
         (16) Letter regarding change in certifying accountant          Number
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

              16.1     Letter from Ernst & Young LLP
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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  May 13, 1996                     NASHVILLE COUNTRY CLUB, INC.



                                        By: /s/ Thomas Jackson Weaver III
                                            -----------------------------------
                                            Name:  Thomas Jackson Weaver III
                                            Title: Chairman of the Board,
                                                   President and Chief
                                                   Executive Officer





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